STEADMAN TECHNOLOGY
AND GROWTH FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington, D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
NationsBank Trust Company, N.A.                 [LOGO OF STEADMAN INVESTMENT
1501 Pennsylvania Ave., N.W.
Washington, D.C. 20013                                     FUND].

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1800 M Street, N.W.
Washington, D.C. 20036

For more information about
Steadman Technology and Growth Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area
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Fellow Shareholders:

     The national economy is in an extensive transformation. This in large measure is attributable to opportunities for creative endeavor of exceptional magnitude provided by technological discovery and invention. These are changes in the application of productive resources. Revised methods for industrial and farm production have brought forth increased output with beneficial results across a broad field of enterprise. The pace of this process quickened many years ago and with the advent of the computer shifted into gear. The efficiencies made possible by scientific achievement have also opened the way for many enterprises to produce more with less, i.e., smaller facilities and fewer employees. The widely reported downsizing for companies large and small bears evidence of this. Such events have resulted in plant closings and employee reductions. The consequent effect is reflected in consumer and potential home buyer attitudes where an atmosphere of restraint has become apparent. This also is felt in car sales and other so-called big ticket household items such as refrigerators, dishwashers, floor coverings, and air conditioning.
     The economy is expressing a correlative response to what is termed progress and that sometimes causes economic dislocation, and also requires constant adjustment which we endeavor to provide. One such example is seen in the area of demographics. We have as a result of various scientific and other improvements a society in which people are living longer. The ratio of older to younger is also changing. In the United States by the year 2010 those older than 50 will outnumber younger people 96 million to 74 million. This kind of development will affect many industries. For as our population ages needs and desires also change. It is also true that women are entering the work force at a slower rate than previously. This will be shown in its effect upon the apparel industry as the need for additional outfits diminishes.
     The housing industry continues in a slump even though mortgage rates are at the lowest level in two years. People generally are less willing to make financial commitments than they were a year ago. They see their neighbors being laid off or retired and fear this may happen to them. The Commerce Department reported this past January 23 that the rise in personal income was the lowest since August 1995, when it remained unchanged from the previous month.
     Fund shareholders can receive guidance as to management's estimate of market opportunity by a study of the portfolio holdings of the Fund at any given time. The overview of the economy outlined at the beginning of this message indicates a less favorable outlook for stocks in the retail, home building and related sectors. More pleasing results we believe can be realized at this time in the technological and financial sectors of business where we presently have invested much of the Fund's resources.
     The national economy continues to benefit generally from a low level of inflation, and there appears little or no reason for any adverse change in this condition. Productivity in manufacture with output per man-hour being maintained at high levels will buttress this conclusion. Labor relations are calm with strikes at their lowest level in 50 years, and this also supports economic stability.
     The economy has been slowing down during the past year with growth below expectations. This in the absence of inflation risk has provided the Federal Reserve an opportunity to supply the stimulus it did January 31, 1996. The Federal Reserve dropped the short-term rates a quarter percentage point. This of course was a cautious move, but the Fed acknowledged for the first time in its statement accompanying this rate cut that the economy is not moving ahead as expected. This may forecast another rate decrease in the near term.
     This rate reduction and continued low level of inflation will give a steady underpinning for the market and offer assurance for investors.

     Thank you again for your continued confidence.

                                                   Sincerely,



                                                   /s/ Charles W. Steadman
                                                   Charles W. Steadman
                                                   Chairman of the Board of
                                                     Trustees and President

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                      STEADMAN TECHNOLOGY AND GROWTH FUND

                           PORTFOLIO OF INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

                                                                                                                  Value
                                                                                              Shares            (Note 1)
                                                                                           ----------         -----------
          COMMON STOCKS - 100%
Bank - 11.2%
     Chase Manhattan Warrants (a)...........................................                 2,500             $    65,313
                                                                                                               -----------
                                                                  Total Bank                                        65,313
                                                                                                               -----------
Computer Storage Equipment - 28.7%
     Conner Peripherals (a).................................................                 8,000                 168,000
                                                                                                               -----------
                                            Total Computer Storage Equipment                                       168,000
                                                                                                               -----------
Credit Institution - 45.9%
     Federal National Mortgage Association..................................                 1,500                 185,625
     Travelers Group Warrants (a)...........................................                 3,000                  82,875
                                                                                                               -----------
                                                    Total Credit Institution                                       268,500
                                                                                                               -----------
Drug - 14.2%
     Regeneron Pharmaceuticals (a)..........................................                 6,500                  82,875
                                                                                                               -----------
                                                                  Total Drug                                        82,875
                                                                                                               -----------


     Total Portfolio of Investments (Cost $572,653).........................                                   $   584,688
                                                                                                               ===========




(a) NON-INCOME PRODUCING SECURITY




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





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                      STEADMAN TECHNOLOGY AND GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995

                                  (Unaudited)



ASSETS:
     Investments at value (Cost $572,653) (Note 1)................................................      $   584,688
     Cash and cash equivalents....................................................................           14,730
     Receivable for securities sold...............................................................          285,542
     Interest receivable (Note 1).................................................................               78
                                                                                                        -----------
          Total assets............................................................................          885,038
                                                                                                        -----------
LIABILITIES:
     Payable for securities purchased ............................................................          270,480
     Accounts payable and accrued expenses .......................................................            4,298
     Investment advisory and service fees payable (Note 4) .......................................            6,583
     Other payable to affiliate (Note 4) .........................................................            3,468
     Payable for trust shares redeemed ...........................................................            1,278
                                                                                                        -----------
          Total liabilities ......................................................................          286,107
                                                                                                        -----------

NET ASSETS .......................................................................................      $   598,931
                                                                                                        ===========

Net assets consist of:
     Accumulated net investment loss .............................................................      $(2,586,256)
     Unrealized appreciation of investments ......................................................           12,035
     Accumulated net realized losses .............................................................         (338,967)
     Capital paid in less distributions since inception ..........................................        3,512,119
                                                                                                        -----------
                                                                                                        $   598,931
                                                                                                        ===========

NET ASSET VALUE, offering price and redemption price per share
     ($598,931/541,496 shares of no par value trust shares) ......................................      $      1.11
                                                                                                         ==========



    The accompanying notes are an integral part of the financial statements.



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                      STEADMAN TECHNOLOGY AND GROWTH FUND

                           STATEMENTS OF OPERATIONS



                                                                                For the 6 months             For the period
                                                                                     ended                   January 1, 1995
                                                                              December 31, 1995(1)       through June 30, 1995*
                                                                              --------------------       ----------------------
INVESTMENT INCOME:
     Dividends ......................................................           $         - 0 -               $          255
     Interest .......................................................                     1,488                        5,403
                                                                                ------------------            -----------------
          Total income ..............................................                     1,488                        5,658
                                                                                ------------------            -----------------

EXPENSES:
     Shareholder servicing fee (Note 4) .............................                    36,867                       37,490
     Salaries and employee benefits (Note 4) ........................                    19,430                       20,910
     Professional fees ..............................................                    19,274                        7,428
     Reports to shareholders ........................................                     3,891                        3,162
     Investment advisory fee (Note 4) ...............................                     3,795                        4,085
     Computer services ..............................................                     2,858                        6,534
     Rent ...........................................................                     2,195                        2,334
     Trustees' fees and expenses (Note 4) ...........................                     1,740                        3,241
     Miscellaneous ..................................................                     1,208                        4,515
     Custodian fees .................................................                       952                        1,851
                                                                                ------------------            -----------------
          Total expenses ............................................                    92,210                       91,550
                                                                                ------------------            -----------------
          Net investment loss .......................................                   (90,762)                     (85,892)
                                                                                ------------------            -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
     Net realized loss from investment transactions .................                  (132,597)                     (55,337)
     Change in unrealized appreciation/depreciation of investments ..                    47,440                       59,947
                                                                                ------------------            -----------------
          Net gain (loss) on investments ............................                   (85,157)                        4,610
                                                                                ------------------            -----------------
          Net decrease in net assets resulting from operations ......           $      (175,919)              $      (81,282)
                                                                                ==================            =================

(1) Unaudited
* The Fund's fiscal year-end was changed to June 30.


   The accompanying notes are an integral part of the financial statements.


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                      STEADMAN TECHNOLOGY AND GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the 6 months         For the period         For the year
                                                                             ended              January 1, 1995      ended December
                                                                     December 31, 1995(1)    through June 30, 1995*     31, 1994
                                                                     --------------------    ---------------------   ---------------
Decrease in net assets from operations:
   Net investment loss ....................................          $    (90,762)                $  (85,892)         $   (174,615)
   Net realized gain (loss) from investment transactions...              (132,597)                   (55,337)               15,713
   Change in unrealized appreciation/depreciation,.........                47,440                     59,947              (369,931)
                                                                     -------------                -----------         -------------
     Net decrease in net assets resulting
       from operations.....................................              (175,919)                   (81,282)             (528,833)

Decrease in net assets from trust share transactions (Note.2)             (23,690)                   (14,277)              (44,346)
                                                                     -------------                -----------         -------------
     Decrease in net assets................................              (199,609)                   (95,559)             (573,179)

Net assets at beginning of period..........................               798,540                    894,099             1,467,278
                                                                     ------------                 -----------         -------------
Net assets at end of period, including accumulated net
  investment loss of $2,586,256, $2,495,495
  and $2,284,399 respectively..............................          $    598,931                 $  798,540          $    894,099
                                                                     ============                 ===========         =============

(1) Unaudited
* The Fund's fiscal year-end was changed to June 30.


   The accompanying notes are an integral part of the financial statements.
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                      STEADMAN TECHNOLOGY AND GROWTH FUND

                             FINANCIAL HIGHLIGHTS


                                                   For the 6 months      For the period
                                                        ended           January 1, 1995
                                                     December 31        through June 30    For the years ended December 31
                                                   --------------       ---------------    ---------------------------------------
                                                       1995(1)             1995*       1994         1993      1992      1991
                                                   --------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning of period........        $1.43                $1.57      $2.48        $2.69     $2.84    $2.21
                                                  ---------------------------------------------------------------------------------
    Net investment loss.......................         (.16)                (.22)      (.45)        (.40)     (.33)    (.30)
    Net realized and unrealized
     gain (loss) on investments...............         (.16)                  08       (.46)          19       .18      .93
                                                  ---------------------------------------------------------------------------------
     Total from investment operations.........         (.32)                (.14)      (.91)        (.21)     (.15)     .63
                                                  ----------------------------------------------------------------------------------
  Net asset value, end period.................        $1.11                $1.43      $1.57        $2.48     $2.69    $2.84
                                                  ==================================================================================
Ratios/Supplemental Data:
  Total return................................       (44.75)%**           (17.84)%** (36.69)%      (7.81)%   (5.28)%  28.51%
  Ratio of expenses to average net
     assets...................................        24.12%**             22.28%**   16.34%       11.94%    13.33%   14.10%
  Ratio of net investment loss
     to average net assets....................       (23.74)%**           (20.90)%** (14.79)%     (11.38)%  (12.45)% (11.70)%
Portfolio turnover rate.......................           413%**               615%**     274%        128%      157%     318%
Net assets, end of period (in thousands)......          $599                 $799       $894      $1,467    $1,634   $1,786

(1) Unaudited
* The Fund's fiscal year-end was changed to June 30.
** Annualized



   The accompanying notes are an integral part of the financial statements.


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                      STEADMAN TECHNOLOGY AND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

        Steadman Technology and Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     SECURITY VALUATION

        Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices. Short-term investments are stated at cost, which, when combined with accrued interest receivable, approximates market value. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     SECURITY TRANSACTION AND INVESTMENT INCOME

        Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     INCOME TAXES

        The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

     FISCAL YEAR

        During 1995, the Fund changed its fiscal year end from December 31 to June 30.

     COMPONENTS OF NET ASSET

        In accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," the Fund reclassified to paid-in capital permanent differences between tax and financial reporting of net investment loss and net realized gains/losses. The results of operations and net assets are not affected by these reclassifications.

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                      STEADMAN TECHNOLOGY AND GROWTH FUND


2.   TRUST SHARES
     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:


                                          For the 6 months ended      For the period January 1, 1995      For the year ended
                                            December 31, 1995              through June 30, 1995          December 31, 1994
                                         -----------------------           ---------------------        ----------------------
                                           Shares       Amount              Shares      Amount          Shares        Amount
                                          --------     --------            --------    --------        --------      --------
     Shares sold..................         - 0 -      $   - 0 -             - 0 -    $  - 0 -           - 0 -        $ - 0 -
     Shares redeemed..............       (17,397)       (23,690)           (9,910)    (14,277)        (22,286)         (44,346)
                                         --------      ---------          --------   ---------       ---------       ----------
       Net decrease...............                    $(23,690)            (9,910)   $(14,277)        (22,286)       $ (44,346)
                                                       =========                     =========                       ==========

     Shares outstanding:
       Beginning of period........       558,893                          568,803                     591,089
                                        ---------                         --------                    -------
       End of period..............       541,496                          558,893                     568,803
                                        =========                         ========                    ========

3.   PURCHASES AND SALES OF SECURITIES

    During the six months ended December 31, 1995, purchases and proceeds from sales of investment securities aggregated $1,519,053 and $1,680,370, respectively. The net unrealized appreciation of investments aggregated $12,035 of which $14,728 related to gross unrealized appreciation and $2,693 related to gross unrealized depreciation.

4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

    Steadman Security Corporation (SSC) has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

    Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, ad defined by the Investment Company Act of 1940.


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